Accounts payable to clients	12 Months Ended
Dec. 31, 2021
Accounts Payable to Clients [Abstract]
Accounts payable to clients	Accounts payable to clientsAccounts payable to clients represent amounts due to accredited clients related to credit and debit card transactions, net of interchange fees retained by card issuers and assessment fees paid to payment scheme networks as well as the Group’s net merchant discount rate fees which are collected by the Group as an agent.